FORM OF MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                      CIRCUIT CITY CREDIT CARD MASTER TRUST
                                  SERIES 1995-1

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Pursuant  to the Master  Pooling  and  Servicing  Agreement  dated as of October
4,1994 (as amended or supplemented, the "Pooling and Servicing Agreement"), as supplemented by the Series 1995-1 Supplement, dated as of September 7, 1995 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee, the Servicer is required to
prepare   certain   information   each   month   regarding    distributions   to
Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below:


    Due Period Ending                                           March 31, 1999
    Determination Date                                          April 7, 1999
    Distribution Date                                           April 15, 1999

                                                                -------
                                                                -------
    Class A Accumulation Period ("Y" or "N")?                     N
                                                                -------
                                                                -------
    Class B Accumulation Period ("Y" or "N")?                     N
                                                                -------
                                                                -------
    Early Amortization Period ("Y" or "N")?                       N
                                                                -------
                                                                -------
    Class B Investor Amount paid in full ("Y" or "N")?            N
                                                                -------
                                                                -------

    MASTER TRUST INFORMATION

    Receivables

    1.   The aggregate amount of Eligible Receivables as of the end of
         the last day of the relevant Due Period                                            $ 1,208,435,006.49

    2.   The aggregate amount of Principal Receivables as of the end
         of the last day of the relevant Due Period                                         $ 1,183,800,778.82

    3.   The aggregate amount of Finance Charge Receivables as of
         the end of the last day of the relevant Due Period                                 $    24,634,227.67

    4.   The aggregate amount of Discount Option Receivables as of
                                                                                            ------------------
                                                                                            ------------------
         the last day of the relevant Due Period                                            $             0.00
                                                                                            ------------------
                                                                                            ------------------

    5.   The Transferor Amount as of the end of the last day of the
         relevant Due Period                                                                $   114,364,314.31

    6.   The minimum Transferor Amount as of the end of the last
         day of the relevant Due Period                                                     $    23,585,779.52

    7.   The Excess Funding Account Balance as of the end of the
         last day of the relevant Due Period                                                $             0.00

    8.   The aggregate principal balance of Receivables determined to be
         Receivables of Defaulted Accounts for the relevant Due Period                      $     7,878,769.74

    9.   The aggregate amount of Recoveries for the relevant Due Period                     $     1,858,504.38

    10.  The Default Amount for the relevant Due Period                                     $     6,020,265.36

    Collections

    11.  The aggregate amount of Collections of Principal Receivables
         for the relevant Due Period                                                        $   166,281,341.30

    12.  The aggregate amount of Collections of Finance Charge
         Receivables for the relevant Due Period                                            $    22,100,723.68

    13.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
         Account for the relevant Due Period                                                $             0.00

    14.  The aggregate amount of Collections processed for the relevant
         Due Period (sum of lines 9+11+12+13)                                               $   190,240,569.36

                                                                                            ------------------
                                                                                            ------------------
    15.  The average Discount Percentage for the relevant Due Period                        %             0.00%
                                                                                            ------------------
                                                                                            ------------------

    Invested Amounts

    16.  The Series 1994-2 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   179,236,464.51
                      b.  Class B                                                           $    36,000,000.00
                      c.  Collateral Indebtedness Interest                                  $    50,000,000.00
                      d. Class D                                                            $     6,000,000.00
                                                                                            ------------------
                                                                                            ------------------
                      e.  Total Invested Amount (sum of a - d)                              $   271,236,464.51

    17.  The Series 1995-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   216,000,000.00
                      b.  Class B                                                           $    30,000,000.00
                      c.  Collateral Indebtedness Interest                                  $    39,000,000.00
                      d. Class D                                                            $    15,000,000.00
                                                                                            ------------------
                                                                                            ------------------
                      e.  Total Invested Amount (sum of a - d)                              $   300,000,000.00

    18.  The Series 1996-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   162,000,000.00
                      b.  Class B                                                           $    22,500,000.00
                      c.  Collateral Indebtedness Interest                                  $    29,250,000.00
                      d. Class D                                                            $    11,250,000.00
                                                                                            ------------------
                                                                                            ------------------
                      e.  Total Invested Amount (sum of a - d)                              $   225,000,000.00

    19.  The Series 1998-1 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   121,200,000.00
                      b.  Class B                                                           $    16,400,000.00
                                                                                            ------------------
                                                                                            ------------------
                      c.  Total Invested Amount (sum of a - b)                              $   137,600,000.00

    20.  The Series 1998-2 Invested Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   120,000,000.00
                      b.  Class B                                                           $    15,600,000.00
                                                                                            ------------------
                                                                                            ------------------
                      c.  Total Invested Amount (sum of a - b)                              $   135,600,000.00


    21.  The aggregate Invested Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                                $ 1,069,436,464.51

    Investor Amounts

    22.  The Series 1994-2 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   308,000,000.00
                      b.  Class B                                                           $    36,000,000.00
                      c.  Collateral Indebtedness Interest                                  $    50,000,000.00
                      d. Class D                                                            $     6,000,000.00
                                                                                            ------------------
                                                                                            ------------------
                      e.  Total Investor Amount (sum of a - d)                              $   400,000,000.00

    23.  The Series 1995-1 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   216,000,000.00
                      b.  Class B                                                           $    30,000,000.00
                      c.  Collateral Indebtedness Interest                                  $    39,000,000.00
                      d. Class D                                                            $    15,000,000.00
                                                                                            ------------------
                                                                                            ------------------
                      e.  Total Investor Amount (sum of a - d)                              $   300,000,000.00

    24.  The Series 1996-1 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   162,000,000.00
                      b.  Class B                                                           $    22,500,000.00
                      c.  Collateral Indebtedness Interest                                  $    29,250,000.00
                      d. Class D                                                            $    11,250,000.00
                                                                                            ------------------
                                                                                            ------------------
                      e.  Total Investor Amount (sum of a - d)                              $   225,000,000.00

    25.  The Series 1998-1 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   121,200,000.00
                      b.  Class B                                                           $    16,400,000.00
                      c.  Pre-Funding Account Balance                                       $             0.00
                                                                                            ------------------
                                                                                            ------------------
                      d.  Total Investor Amount (sum of a - c)                              $   137,600,000.00

    26.  The Series 1998-2 Investor Amounts as of the end of the last day of the relevant Due Period
                      a.  Class A                                                           $   120,000,000.00
                      b.  Class B                                                           $    15,600,000.00
                                                                                            ------------------
                                                                                            ------------------
                      c.  Total Investor Amount (sum of a - b)                              $   135,600,000.00

    27.  The aggregate Investor Amount across all series of Investor
         Certificates outstanding as of the end of the last day of the
         relevant Due Period                                                                $ 1,198,200,000.00

    Series 1995-1 Allocation Percentages

    28.  The Fixed Percentage with respect to the relevant
         Due Period
                      a.  Class A                                                           %             0.00%
                      b.  Class B                                                           %             0.00%
                      c.  Collateral Indebtedness Interest                                  %             0.00%
                      d.  Class D                                                           %             0.00%
                                                                                            ------------------
                                                                                            ------------------
                      e.  Series 1995-1 Total                                                             0.00%
                                                                                            ------------------
                                                                                            ------------------

    29.  The Floating Percentage with respect to the relevant
         Due Period
                      a.  Class A                                                           %            17.56%
                      b.  Class B                                                           %             2.44%
                      c.  Collateral Indebtedness Interest                                  %             3.17%
                      d.  Class D                                                           %             1.22%
                                                                                            ------------------
                                                                                            ------------------
                      e.  Series 1995-1 Total                                                            24.39%
                                                                                            ------------------
                                                                                            ------------------

    Allocation of Collections

    30.  The Series 1995-1 allocation of Collections of Principal
         Receivables for the relevant Due Period (line 29 times
         line 11)
                      a.  Class A                                                           $    29,202,644.93
                      b.  Class B                                                           $     4,055,922.91
                      c.  Collateral Indebtedness Interest                                  $     5,272,699.78
                      d.  Class D                                                           $     2,027,961.45
                                                                                            ------------------
                                                                                            ------------------
                      e.  Series 1995-1 Total                                               $    40,559,229.07
                                                                                            ------------------
                                                                                            ------------------

    31.  The Series 1995-1 allocation of Collections of Finance
         Charge Receivables for the relevant Due Period (line 29
         times line 12)
                      a.  Class A                                                           $     3,881,371.06
                      b.  Class B                                                           $       539,079.31
                      c.  Collateral Indebtedness Interest                                  $       700,803.11
                      d.  Class D                                                           $       269,539.66
                                                                                            ------------------
                                                                                            ------------------
                      e.  Series 1995-1 Total                                               $     5,390,793.14
                                                                                            ------------------
                                                                                            ------------------

    Portfolio Yield and Delinquencies

    32.  The Portfolio Yield for the relevant Due Period (including
         Shared Excess Finance Charge Collections, if allocated)
         with respect to Series 1995-1                                                      %            15.69%

    33.  The 3-month average Portfolio Yield for the three most recent
         Due Periods                                                                        %            14.69%

    34.  The Base Rate for the relevant Due Period                                          %             8.06%

    35.  The 3-month average Base Rate for the three most recent
         Due Periods                                                                        %             8.26%

    36.  Average Portfolio Yield less average Base Rate                                     %             6.43%

    37.  The amount of Shared Excess Finance Charge Collections allocable to Series 1995-1 with respect to any Finance Charge
         Shortfall in such Series for the relevant Due Period                               $             0.00

    38. The aggregate outstanding balance of Receivables which were delinquent as of the end of the relevant Due Period:

                                                                                            ------------------
                                                                                            ------------------
                           (a)     Delinquent 31 to 60 days                                 $    21,397,620.78
                                                                                            ------------------
                                                                                            ------------------
                           (b)     Delinquent 61 to 90 days                                 $    13,376,772.18
                                                                                            ------------------
                                                                                            ------------------
                           (c)     Delinquent 91 days or more                               $    25,004,165.33
                                                                                            ------------------
                                                                                            ------------------

    Determination of Monthly Interest

    39.  Class A Monthly Interest:
                      a.  Class A Monthly Interest                                          $     1,147,500.00
                      b.  Funds allocated and available to pay Class A
                           Monthly Interest for relevant Due Period (4.3a)                  $     3,881,371.06
                      c.  Class A Interest Shortfall (a less b)                             $             0.00
                      d.  Class A Additional Interest                                       $             0.00

    40.  Class B Monthly Interest:
                      a.  Class B Monthly Interest                                          $       165,625.00
                      b.  Funds allocated and available to pay Class B
                           Monthly Interest for relevant Due Period (4.3b)                  $       539,079.31
                      c.  Class B Interest Shortfall (a less b)                             $             0.00
                      d.  Class B Additional Interest                                       $             0.00

    41.  Collateral Monthly Interest and Class D Monthly Interest:
                      a.  Collateral/Class D Monthly Interest                               $       251,100.00
                      b.  Funds allocated and available to pay Collateral/
                           Class D Monthly Interest for relevant Due Period                 $       970,342.77
                      c.  Collateral/Class D Interest Shortfall (a less b)                  $             0.00
                      d.  Collateral/Class D Additional Interest                            $             0.00

    Determination of Monthly Principal

    42.  Class A Monthly Principal (pursuant to section 4.4a):
                  (X).a.  Fixed Allocation Percentage of Principal Receivable
                          Collections + Shared - Reallocated Coll. Applied                  $             0.00
                  (Y).a.  Controlled Accumulation Amount                                    $             0.00
                      b.  Deficit Controlled Accumulation Amount                            $             0.00
                      c.  Controlled Deposit Amount                                         $             0.00
                  (Z).a.  Class A Invested Amount                                           $   216,000,000.00
         Class A Monthly Principal (the least of x,y,z)                                     $             0.00

    43.  Class B Monthly Principal (pursuant to section 4.4b)
         (distributable only after payout of Class A)
                  (X).a.  Fixed Allocation Percentage of Principal Receivable
                          Collections + Shared - Reallocated Collections
                          Applied - Class A Monthly Principal Applications                  $             0.00
                  (Y).a.  Controlled Accumulation Amount                                    $             0.00
                      b.  Deficit Controlled Accumulation Amount                            $             0.00
                      c.  Controlled Deposit Amount                                         $             0.00
                  (Z).a.  Class B Invested Amount                                           $    30,000,000.00
         Class B Monthly Principal (the least of x,y,z)                                     $             0.00

    44.  Collateral Monthly Principal
                      a.  pursuant to 4.4c (i) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount (optional)                                $             0.00
                      b.  pursuant to 4.4c (ii) prior to occurrence of
                          Early Amortization or payment in full of the
                          Class B Investor Amount                                           $             0.00

    Available Funds

    45.  Class A Available Funds
                      a.  Class A Finance Charge allocation (line 29a)                      $     3,881,371.06
                      b.  Prior to Class B Principal Commencement Date, the
                          amount of Principal Funding Investment Proceeds for
                          such prior Due Period                                             $             0.00
                      c.  Any amount of Reserve Account withdrawn and
                         included in Class A Available Funds (section 4.14d)                $             0.00
                      d.  Class A Available Funds (sum a-c)                                 $     3,881,371.06

    46.  Class B Available Funds
                      a.  Class B Finance Charge allocation (line 29b)                      $       539,079.31
                      b.  On or After Class B Principal Commencement Date, the
                          amount of Principal Funding Investment Proceeds for
                          such prior Due Period                                             $             0.00
                      c.  Any amount of Reserve Account withdrawn and
                         included in Class B Available Funds (section 4.14d)                $             0.00
                      d.  Class B Available Funds (sum a-c)                                 $       539,079.31

    47.  Collateral Available Funds:
                      a.  Collateral Finance Charge allocation (line 29c)                   $       700,803.11

    48.  Class D Available Funds
                      a.  Class D Finance Charge allocation (line 29d)                      $       269,539.66

    Reallocated Principal Collections

    49.  Class D Subordinated Principal Collections (to the extent                          $             0.00
         needed to fund Required Amounts)

    50.  Collateral Subordinated Principal Collections (to the extent                       $             0.00
         needed to fund Required Amounts)

    51.  Class B Subordinated Principal Collections (to the extent                          $             0.00
         needed to fund Required Amounts)

    52.  Total Reallocated Principal Collections                                            $             0.00
                                                                                                          0.00
    Investor Default Amounts

    53.  Class A Investor Default Amount                                                    $     1,057,290.44
                                                                                            %             6.10%

    54.  Class B Investor Default Amount                                                    $       146,845.89
                                                                                            %             6.10%

    55.  Collateral Investor Default Amount                                                 $       190,899.66
                                                                                            %             6.10%

    56.  Class D Investor Default Amount                                                    $        73,422.95
                                                                                            %             6.10%

    57.  Aggregate Investor Default Amount                                                  $     1,468,458.94
                                                                                            %             6.10%
    Allocable Amounts for Series 1995-1

    58.  The Allocable Amount for Series 1995-1 as of the end of the
         relevant Due Period (Inv Default Amt + Series 95-1 Adjust Amt)
              Class A                                                                       $     1,057,290.44
              Class B                                                                       $       146,845.89
              Class C                                                                       $       190,899.66
              Class D                                                                       $        73,422.95
                                                                                            ------------------
                                                                                            ------------------
         Aggregate Allocable Amount                                                         $     1,468,458.94

    Required Amounts for Series 1995-1

    59.  Class A Required Amount (section 4.5a)
                      a.  Class A Monthly Interest for current Distribution
                          Date                                                              $     1,147,500.00
                      b.  Class A Monthly Interest previously due but not
                          paid                                                              $             0.00
                      c.  Class A Additional Interest for prior Due Period
                          or previously due but not paid                                    $             0.00
                      d.  Class A Investor Allocable Amount                                 $     1,057,290.44
                      e.  Class A Servicing Fee (if FNANB is no longer
                          servicer)                                                         $             0.00
                      f.  Class A Available Funds                                           $     3,881,371.06
                      g.  Class A Required Amount (sum of a-e minus f)                      $             0.00

    60.  Class B Required Amount (section 4.5b)
                      a.  Class B Monthly Interest for current Distribution
                          Date                                                              $       165,625.00
                      b.  Class B Monthly Interest previously due but not
                          paid                                                              $             0.00
                      c.  Class B Additional Interest for prior Due Period
                          or previously due but not paid                                    $             0.00
                      d.  Class B Servicing Fee (if FNANB is no longer
                          servicer)                                                         $             0.00
                      e.  Class B Available Funds                                           $       539,079.31
                      f.  Excess of Class B Allocable  Amount over
                          funds available to make payments (section 4.8d)                   $             0.00
                      g.  Class B Required Amount ((sum of a-d) minus e                     $
                          plus f)                                                                         0.00

    61.  Collateral/Class D Required Amount (section 4.5c,d)
                      a.  Collateral/Class D Monthly Interest for current
                          Distribution date                                                 $       251,100.00
                      b.  Collateral/Class D Monthly Interest previously
                          due but not paid                                                  $             0.00
                      c.  Collateral/Class D Additional Interest for prior
                          Due Period or previously due but not paid                         $             0.00
                      d.  Collateral/Class D Servicing Fee (if FNANB is
                          no longer servicer)                                               $             0.00
                      e.  Collateral/Class D Available Funds                                $       970,342.77
                      f.  Excess of Collateral/Class D Allocable Amount
                          over funds available to make payments                             $             0.00
                      g.  Collateral/Class D Required Amount ((sum of
                          a-d) minus e plus f)                                              $             0.00

    Investor Charge-Offs

    62.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, Collateral Indebtedness
         Amount and Class D Invested Amount
                      a.  Class A                                                           $             0.00
                      b.  Class B                                                           $             0.00
                      c.  Collateral Indebtedness Amount                                    $             0.00
                      d.  Class D                                                           $             0.00

    63.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the Collateral Indebtedness Amount and Class D
         Invested Amount
                      a.  Class B                                                           $             0.00
                      b.  Collateral Indebtedness Amount                                    $             0.00
                      c.  Class D                                                           $             0.00

    64.  The aggregate amount of Collateral Charge-Offs and the reductions in Class D Invested Amount
                      a.  Collateral Indebtedness Amount                                    $             0.00
                      b.  Class D                                                           $             0.00

    Servicing Fee
         (2% of total Invested Amount)
    65.  Class A Servicing Fee for the relevant Due Period                                  $       360,000.00

    66.  Class B Servicing Fee for the relevant Due Period                                  $        50,000.00

    67.  Collateral Servicing Fee for the relevant Due Period                               $        65,000.00

    68.  Class D Servicing Fee for the relevant Due Period                                  $        25,000.00

    Enhancement
               (18% of total Invested Amount)
    69.  Required Enhancement Amount
                      a. Invested Amount as of the last day of relevant Due
                          Period                                                            $   300,000,000.00
                      b.  Required Enhancement Amount (line a times 18%)                         54,000,000.00

    70.  Enhancement Surplus
                      a.  Amount on Deposit in the Cash Collateral Account                  $             0.00
                      b.  Collateral Indebtedness Amount                                    $    39,000,000.00
                      c.  Class D Invested Amount                                           $    15,000,000.00
                      d.  Required Enhancement Amount                                       $    54,000,000.00
                      e.  Enhancement Surplus ((sum of a-c)less d)                          $             0.00
                      f.  Enhancement deficiency, deposit excess Finance
                          Charge to Cash Collateral Account                                 $             0.00

    Reserve Account

    71.  Lowest historical 3 month average Portfolio Yield less 3 month
         average Base Rate (must be > 3%, or line 70 will adjust accordingly)               %             4.45%

    72.  Reserve Account Funding Date (based on line 67)                                         06/15/99

    73.  Required Reserve Account Amount (after the Reserve Account
         Funding Date, 0.5% times the Class A Investor Amount)                              $     1,080,000.00

    74.  Available Reserve Account Amount
                      a.  Amount of deposit in the Reserve Account on the
                          relevant Distribution Date                                        $             0.00
                      b.  Required Reserve Account Amount (line 73)                         $     1,080,000.00
                      c.  Available Reserve Account Amount                                  $             0.00

    Principal Funding Account

    75.  Principal Funding Account Balance as of prior Distribution Date                    $             0.00

    76.  Deposit to the Principal Funding Account on the current
         Distribution Date                                                                  $             0.00

    77.  Withdrawal from the Principal Funding Account on the Current
         Distribution Date                                                                  $             0.00

    78.  Principal Funding Account Balance as of the current
         Distribution Date                                                                  $             0.00

    79. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the relevant Due Period.



         IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of April, 1999


                          FIRST NORTH AMERICAN NATIONAL BANK,
                          as Servicer


                          By ____________________________________
                          Name:  Philip J. Dunn
                          Title:  Vice President and Assistant Secretary